                                  EXHIBIT (23)


                          Independent Auditors' Consent

                              DELOITTE & TOUCHE LLP

                                                       250 East Fifth Street
                                                       Post Office Box 5340
                                                       Cincinnati, Ohio 45202
                                                       Telephone: (513) 784-7100

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the following documents of our report dated August 7, 2001, incorporated by reference in this Annual Report on Form 10-K of The Procter & Gamble Company for the year ended June 30, 2001.

1. Amendment No. 2, Post-Effective Amendment No. 2 to Registration Statement No. 33-26514 on Form S-8 For The Procter & Gamble 1983 Stock Plan;

2. Amendment No. 1 on Form S-8 to Registration Statement No. 33-31855 on Form S-4 (now S-8) for the 1982 Noxell Employees' Stock Option Plan and the 1984 Noxell Employees' Stock Option Plan;

3. Amendment No. 1, Post Effective Amendment No. 1 to Registration Statement No. 33-49289 on Form S-8 for The Procter & Gamble 1992 Stock Plan;

4. Registration Statement No. 33-47656 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;

5. Registration Statement No. 33-50273 on Form S-8 for The Procter & Gamble Commercial Company Employees' Savings Plan;

6. Registration Statement No. 33-51469 on Form S-8 for The Procter & Gamble 1993 Non-Employee Directors' Stock Plan;

7. Registration Statement No. 333-05715 on Form S-8 for The Procter & Gamble Profit Sharing Trust and Employee Stock Ownership Plan;

8. Amendment No. 2, Post-Effective Amendment No. 2 to Registration Statement No. 33-59257 on Form S-3 for The Procter & Gamble Shareholder Investment Program;

9. Registration Statement No. 333-14381 on Form S-8 for Profit Sharing Retirement Plan of The Procter & Gamble Commercial Company;

10. Registration Statement No. 333-14389 on Form S-8 for Procter & Gamble Pharmaceuticals Savings Plan;

11. Registration Statement No. 333-14391 on Form S-8 for Richardson-Vicks Savings Plan;

12. Registration Statement No. 333-14397 on Form S-8 for Procter & Gamble Subsidiaries Savings Plan;

13. Registration Statement No. 333-14395 on Form S-8 for Procter & Gamble Subsidiaries Savings and Investment Plan;

14. Registration Statement No. 333-21783 on Form S-8 for The Procter & Gamble 1992 Stock Plan (Belgian Version);

15. Registration Statement No. 333-37905 on Form S-8 for The Procter & Gamble Future Shares Plan;

16. Registration Statement No. 333-51213 on Form S-8 for Group Profit Sharing, Incentive, and Employer Contribution Plan (France);

17. Registration Statement No. 333-51219 on Form S-8 for Procter & Gamble Ireland Employees Share Ownership Plan;

18. Registration Statement No. 333-51221 on Form S-8 for Employee Stock Purchase Plan (Japan);

19. Registration Statement No. 333-51223 on Form S-8 for Savings and Thrift Plan (Saudi Arabia);

20. Registration Statement No. 333-51225 on Form S-8 for The Procter & Gamble UK Matched Savings Share Purchase Plan;

21. Registration Statement No. 333-87133 on Form S-3 for The Procter & Gamble Company Debt Securities and Warrants;

22. Registration Statement No. 333-34606 on Form S-8 for The Procter & Gamble Future Shares Plan;

23. Registration Statement No. 333-40264 on Form S-8 for Savings and Thrift Plan Saudi Arabia;

24. Registration Statement No. 333-44034 on Form S-8 for The Procter & Gamble International Stock Ownership Plan;


25. Registration Statement No. 333-47132 on Form S-8 for Employee Stock Purchase Plan (Japan);

26. Registration Statement No. 333-47136 on Form S-8 for The Procter & Gamble UK Matched Savings Share Purchase Plan;

27. Amendment No. 1, Post-Effective Amendment No. 1 to Registration Statement No. 333-47136 on Form S-8 for The Procter & Gamble UK Matched Savings Share Purchase Plan; and

28. Registration Statement No. 333-49764 on Form S-3 for The Procter & Gamble U.K. Share Investment Scheme.


/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
September 12, 2001